Exhibit 10.10

JOINDER AND SUPPLEMENT NO. 4 TO

INTERCREDITOR AGREEMENT

Reference is made to that certain Intercreditor Agreement, dated as of August 1, 2006 (as supplemented prior to, and on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”), among Credit Suisse AG, Cayman Islands Branch (formerly, Credit Suisse, Cayman Islands Branch), as Intercreditor Agent (the “Intercreditor Agent”), Wilmington Trust Company, as Trustee (in such capacity, the “Trustee”), Verso Paper Finance Holdings LLC (“Holdings”), Verso Paper Holdings LLC (the “Company”), and the Subsidiaries of the Company party thereto, as supplemented by (i) that certain Supplement No. 1 to Intercreditor Agreement, dated as of May 29, 2009, among Verso Paper Five Corp., Verso Fiber Farm LLC and Verso Maine Energy LLC, the Intercreditor Agent and the Trustee, (ii) that certain Supplement No. 2 to Intercreditor Agreement, dated as of January 10, 2011, among Verso Quinnesec REP Holding Inc., the Intercreditor Agent and the Trustee and (iii) that certain Joinder and Supplement No. 3 to Intercreditor Agreement, dated as of January 26, 2011 by and among, (A) Wilmington Trust Company, as trustee (the “Second Priority-Designated Agent”) pursuant to that certain Indenture dated as of January 26, 2011, among the Company, Verso Paper Inc. (together with the Company, the “Issuers”), the guarantors party thereto and the Second Priority-Designated Agent, (B) Holdings, (C) the Issuers, (D) the Intercreditor Agent, (E) the Subsidiaries of the Company party thereto and (F) the Trustee. Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Joinder and Supplement No. 4 to the Intercreditor Agreement (this “Agreement”), dated as of May 4, 2012 (the “Effective Date”), by and among (i) Citibank, N.A., as administrative agent (the “New ABL Senior-Priority Agent”) pursuant to that certain Credit Agreement dated as of the date hereof (the “New ABL Credit Agreement”) among the Company, Holdings, the lenders party thereto, the Subsidiaries of Holdings party thereto and the New ABL Senior-Priority Agent, (ii) Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “New Cash Flow Senior-Priority Agent,” and together with the New ABL Senior-Priority Agent, the “New Senior-Priority Agents”) pursuant to that certain Credit Agreement dated as of the date hereof (the “New Cash Flow Credit Agreement”) among the Company, Holdings, the lenders party thereto, the Subsidiaries of Holdings party thereto and the New Cash Flow Senior-Priority Agent, (iii) Wilmington Trust, National Association, as trustee (the “11.75% Notes Senior-Priority Agent”) pursuant to that certain Indenture dated as of March 21, 2012 with respect to the issuance of the Company’s 11.75% Secured Notes due 2019 (the “11.75% Notes Indenture”, and together with the New ABL Credit Agreement and the New Cash Flow Credit Agreement, the “New Credit Agreements”), among the Issuers, the guarantors party thereto and the 11.75% Notes Senior-Priority Agent, (iv) the Intercreditor Agent, (v) the Second Priority-Designated Agent, (vi) Holdings, (vii) the Company and (viii) each Subsidiary of Holdings listed on Schedule I hereto, has been entered into to (A) record the accession of the New ABL Senior-Priority Agent as (x) an additional Senior-Priority Agent in respect of Future First-Lien Indebtedness under the Intercreditor Agreement on behalf of the lenders under the New ABL Credit Agreement (the “New ABL Lenders”), each of whom, pursuant to the terms of the New ABL Credit Agreement, have agreed to make certain revolving loans (the “New ABL Loans”) and (y) the successor-in-interest to the Intercreditor Agent, (B) record the accession of the New Cash Flow Senior-Priority Agent as an additional Senior-Priority Agent in respect of Future First-Lien Indebtedness under the Intercreditor Agreement on behalf of the lenders under the New Cash Flow Credit Agreement (the “New Cash Flow Lenders”, and together with the New ABL Lenders, the “New Lenders”), each of whom, pursuant to the terms of the New Cash Flow Credit Agreement, have agreed to make certain revolving loans (the “New Cash Flow Loans”), (C) affirm the accession of the 11.75% Notes Senior-Priority Agent as a Senior-Priority Agent in respect of First-Lien Indebtedness under the Intercreditor Agreement on behalf of the holders (the “11.75% Noteholders”) of the notes issued under the 11.75% Notes Indenture (the “11.75% Notes”), (D) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the Intercreditor Agreement (subject to, with respect to each class of Senior Lender Claims, to the applicable provisions of the relevant Senior Lender Documents), be equal and ratable for purposes hereof and sharing pro rata in any proceeds of the Collateral or amounts recovered in connection therewith with all Liens on the Common Collateral securing any other Senior Lender Claims and (E) for certain related purposes.

The parties to this Agreement hereby agree as follows:

1. The New ABL Senior-Priority Agent, as administrative agent for the New ABL Lenders and the New Cash Flow Senior-Priority Agent, as administrative agent for the New Cash Flow Lenders, shall become, with immediate effect, a party to and agrees to be bound by the terms of the Intercreditor Agreement as a Senior-Priority Agent, as if it had originally been party to the Intercreditor Agreement as a Senior-Priority Agent. The 11.75% Notes Senior-Priority Agent, as trustee under the 11.75% Notes Indenture, affirms and acknowledges that it is a party to and bound by the terms of the Intercreditor Agreement as a Senior-Priority Agent.

2. The New Credit Agreements, the Security Documents (as defined under each of the New Credit Agreements), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute Senior Lender Documents, and the Security Documents (as defined under each of the New Credit Agreements) are designated as and shall constitute Senior Collateral Documents.

3. The Liens securing the Obligations under the New Credit Agreements and any other document or agreement entered into pursuant thereto and granted pursuant to the Security Documents constitute Liens securing Senior Lender Claims. The New Senior-Priority Agents and the New Lenders shall be Senior Lenders for all purposes thereunder. The 11.75% Notes Senior-Priority Agent and the 11.75% Noteholders are Senior Lenders for all purposes thereunder. The Obligations under each of the New Credit Agreements and any other document or agreement entered into pursuant thereto constitute Future First-Lien Indebtedness or First-Lien Indebtedness, as applicable, and Senior Lender Claims, ranking in all cases pari passu in time and effect with the other Senior Lender Claims for purposes of the Intercreditor Agreement (subject to, with respect to each class of Senior Lender Claims, to the applicable provisions of the relevant Senior Lender Documents).

4. The Liens on the Common Collateral securing such Senior Lender Claims shall for purposes of the Intercreditor Agreement (subject to, with respect to each class of Senior Lender Claims, to the applicable provisions of the relevant Senior Lender Documents) have equal and ratable priority in all respects to all Liens on the Common Collateral securing any other Senior Lender Claims on the terms set forth in the Intercreditor Agreement and shall be senior to all Liens on the Common Collateral securing any Second-Priority Claims on the terms set forth in the Intercreditor Agreement.

5. The Company certifies to the New ABL Senior-Priority Agent that, after giving effect to the transactions and appointments contemplated by the foregoing paragraphs, the New Lenders together with the 11.75% Noteholders hold a majority of the Senior Lender Claims outstanding on the date hereof under all the Senior Lender Documents (which certification the New ABL Senior-Priority Agent may rely upon conclusively without further investigation). The New Senior-Priority Agents, each on behalf of its respective New Lenders, and the 11.75% Notes Senior-Priority Agent, on behalf of the 11.75% Noteholders, hereby designate the Intercreditor Agent (as defined under the Senior Lien Intercreditor Agreement (the “Senior Lien Intercreditor Agreement”) dated as of May 4, 2012, by, among others, the New Senior-Priority Agents, the 11.75% Notes Senior-Priority Agent, the agents for the other Senior Lenders, Holdings and the Company) as the “Intercreditor Agent” under the Intercreditor Agreement until such time as another such designated agent is appointed pursuant to the terms thereof,

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and the parties hereto therefore accept and agree to such designation. For the avoidance of doubt, (i) the provisions of Article 9 of the New ABL Credit Agreement applicable to the New ABL Senior-Priority Agent thereunder shall also apply to the New ABL Senior-Priority Agent acting under or in connection with the Intercreditor Agreement, (ii) the provisions of Article 9 of the New Cash Flow Credit Agreement applicable to the New Cash Flow Senior-Priority Agent thereunder shall also apply to the New Cash Flow Senior-Priority Agent acting under or in connection with the Intercreditor Agreement, and the provisions of Article 7 and Article 11 of the 11.75% Notes Indenture applicable to the 11.75% Notes Senior-Priority Agent thereunder shall also apply to the 11.75% Notes Senior-Priority Agent acting under or in connection with the Intercreditor Agreement.

6. So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral or proceeds (and any proceeds of any title insurance policies with respect to any Common Collateral) thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, the Intercreditor Agent shall deliver promptly to the Second-Priority Designated Agent any Common Collateral or proceeds thereof (and any proceeds of any title insurance policies in favor of any Second-Priority Agent with respect to any Common Collateral) held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second-Priority Designated Agent ratably to the Second-Priority Claims and, pro rata with respect to each class of Second-Priority Claims, in such order as specified in the relevant Second-Priority Documents.

7. This Agreement shall constitute notice to the Second-Priority Designated Agent pursuant to Section 5.3(b) of the Intercreditor Agreement.

8. The New ABL Senior-Priority Agent confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

Citibank, N.A.

Attn: Brendan Mackay

390 Greenwich Street, 1st Floor

New York, NY 10013

Facsimile: 646-291-3363

Copy to facsimile: 646-291-5106

9. The New Cash Flow Senior-Priority Agent confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

Credit Suisse AG, Cayman Islands Branch

Attn: Sean Portrait - Agency Manager

1 Madison Avenue

New York, NY 10010

Facsimile: 212-322-2291

Email: agency.loanops@credit-suisse.com

10. Each party to this Agreement (other than the New Senior-Priority Agents) confirms the acceptance of (i) each of the New Senior-Priority Agents as a Senior-Priority Agent for purposes of the Intercreditor Agreement and (ii) the Intercreditor Agent (as defined in the Senior Lien Intercreditor Agreement) as the Intercreditor Agent for purposes of the Intercreditor Agreement.

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11. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

12. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

CITIBANK, N.A.,
as a Senior-Priority Agent for holders of the New ABL Loans and as new Intercreditor Agent

By:	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Director

[Signature Page to Joinder and Supplement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as a Senior-Priority Agent for holders of the 11.75% Notes

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Joinder and Supplement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Senior-Priority Agent for holders of the New Cash Flow Loans

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as former Intercreditor Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[Signature Page to Joinder and Supplement]

WILMINGTON TRUST COMPANY,
as Second Priority-Designated Agent

By:	/s/ Geoffrey J. Lewis
Name: Geoffrey J. Lewis
Title: Assistant Vice President

[Signature Page to Joinder and Supplement]

VERSO PAPER FINANCE HOLDINGS LLC
VERSO PAPER HOLDINGS LLC
VERSO PAPER INC.
VERSO PAPER LLC
VERSO ANDROSCOGGIN LLC
VERSO BUCKSPORT LLC
VERSO FIBER FARM LLC
VERSO MAINE ENERGY LLC
VERSO QUINNESEC LLC
VERSO SARTELL LLC
VERSO QUINNESEC REP HOLDING INC.
NEXTIER SOLUTIONS CORPORATION

By:	/s/ Robert P. Mundy
	Name:	Robert P. Mundy
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Joinder and Supplement]

Schedule I

1.	Verso Paper LLC, a Delaware limited liability company

2.	Verso Paper Inc., a Delaware corporation

3.	Verso Androscoggin LLC, a Delaware limited liability company

4.	Verso Bucksport LLC, a Delaware limited liability company

5.	Verso Fiber Farm LLC, a Delaware limited liability company

6.	Verso Maine Energy LLC, a Delaware limited liability company

7.	Verso Quinnesec LLC, a Delaware limited liability company

8.	Verso Sartell LLC, a Delaware limited liability company

9.	Verso Quinnesec REP Holding Inc., a Delaware corporation

10.	nexTier Solutions Corporation, a California corporation